UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 3, 2004

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California		92610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 583-9029

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On August 3, 2004, The Wet Seal, Inc. (the “Company”) issued a press release to announce the appointment of Peter D. Whitford as director and chairman of the board, replacing Irving Teitelbaum, who will remain as a director of the Company. Additionally, the Company announced the appointment of Howard Gross as lead director and Henry Winterstern and Anne Kallin Zehren as directors. George H. Benter and Barry J. Entous will retire from the board. Changes are effective at the next scheduled board meeting on August 18, 2004. A copy of the Company’s press release appears as Exhibit 99.1 to this Current report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

99.1	Copy of press release, dated August 3, 2004, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: August 5, 2004	By:	/s/ Doug Felderman
	Name:	Doug Felderman
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Copy of press release, dated August 3, 2004, issued by the Company.